Income Taxes	12 Months Ended
Sep. 30, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 8. Income Taxes

We have recorded no provision or benefit for income taxes. The difference between tax at the statutory rate and no tax is primarily due to the full valuation allowance. The increase in the valuation allowance was approximately $1.8 million during the year ended September 30, 2010, and $2.3 million during the year ended September 30, 2009. A valuation allowance has been recorded in the full amount of total deferred tax assets as it has not been determined that it is more likely than not that these deferred tax assets will be realized. As of September 30, 2010, we have net operating loss carryforwards of approximately $45.3 million, which begin to expire in 2023 and will continue to expire through 2030 if not otherwise utilized. Our ability to use such net operating losses and tax credit carryforwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation would be significant. Realization is dependent on generating sufficient taxable income prior to expiration. Further, as a result of ownership changes, we may be subject to annual limitations on the amount of net operating loss utilizable in any tax year.

Deferred income taxes represent the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities and related valuation allowances are as follows:

	September 30,
	2010	2009
Deferred tax assets
Net operating loss carryforwards	$15,398,000	13,770,000
Share-based compensation	2,139,000	2,174,000
R & D tax credit carryforwards	973,000	973,000
Other	326,000	156,000
Total deferred tax assets	18,836,000	17,073,000
Valuation allowance	(18,836,000)	(17,073,000)
Deferred tax assets, net of valuation allowance	$-	$-

We have identified our federal tax return as our “major” tax jurisdiction, as defined. Tax years since inception are subject to audit. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. No reserves for uncertain income tax positions have been recorded. Our policy for recording interest and penalties associated with uncertain income tax positions is to record such items as a component of interest expense.